Group Companies

As at 31 December 2022

In accordance with Section 409 of the Companies Act 2006, a list of subsidiaries, partnerships, associates and joint ventures as at 31 December 2022 is set out below. All subsidiary undertakings are subsidiary undertakings of their immediate parent undertaking(s) pursuant to section 1162 (2) (a) of the Companies Act 2006 unless otherwise indicated – see the notes on page 224. All subsidiary undertakings not included in the consolidation are not included because they are not material for such purposes. All associated undertakings are included in the Unilever Group's financial statements using the equity method of accounting unless otherwise indicated – see the notes on page 224.

See page 204 of the Annual Report and Accounts for a list of the significant subsidiaries.

Companies are listed by country and under their registered office address. The aggregate percentage of capital held by the Unilever Group is shown after the subsidiary company name, except where it is 100%. If the Nominal Value field is blank, then the Share Class Note will identify the type of interest held in the entity.

Subsidiary undertakings included in the consolidation

Name of Undertaking	Nominal Value	Share Class Note
Algeria – Zone Industrielle Hassi Ameur Oran 31000		
Unilever Algérie SPA (72.50)	DZD1,000.00	1
Argentina – Tucumán 1, Piso 4°, Cdad. de Buenos Aires		
Arisco S.A.	ARS1.00	1
Unilever De Argentina S.A.	ARS1.00	1
Club de beneficios S.A.U.	ARS1.00	1
Argentina – Mendoza km 7/8 – Pocitos, San Juan		
Helket S.A.	ARS1.00	1
Argentina – Juana Manso 205, 7mo. Piso, Ciudad Autónoma de Buenos Aires		
Gronextar S.A.	ARS1.00	1
Argentina – Alferez Hipolito Bouchard 4191, Munro, Provincia de Buenos Aires		
Urent S.A.	ARS1.00	1
Australia – 219 North Rocks Road, North Rocks NSW 2151		
Ben & Jerry's Franchising Australia Limited	AUD1.00	1
TIGI Australia Pty Limited	AUD1.00	2
	AUD1.00	3
Unilever Australia (Holdings) Pty Limited	AUD1.00	1
Unilever Australia Group Pty Limited	AUD2.7414	1
Unilever Australia Limited	AUD1.00	1
Unilever Australia Supply Services Limited	AUD1.00	1
Unilever Australia Trading Limited	AUD1.00	1
Australia – 111-115 Chandos Street, Crows Nest, NSW 2065		
Dermalogica Holdings Pty Limited	AUD1.00	1
Dermalogica Pty Limited	AUD2.00	1
Australia – Level 12, 60 Castlereagh Street, Sydney, New South Wales, 2000		
Paula's Choice International Australia Pty Limited	AUD0.01	1
Austria – Stella-Klein-Löw Weg 13, 1023 Wien		
Delico Handels GmbH	EUR36,336.42	1
Kuner Nahrungsmittel GmbH	EUR36,336.42	1
TIGI Handels GmbH	EUR36,336.42	1
ULPC Handels GmbH	EUR218,018.50	1
Unilever Austria GmbH	EUR10,000,000.00	1
Bangladesh – 51 Kalurghat Heavy Industrial Area, Kalurghat, Chittagong		
Unilever Bangladesh Limited (60.75)	BDT100.00	1
Bangladesh – Fouzderhat Industrial Area, North Kattali, Chattogram 4217		
Unilever Consumer Care Limited (81.98)	BDT10.00	1
Belgium – Industrielaan 9, 1070 Brussels		
Unilever Belgium NV/SA	No Par Value	1
Bolivia – Av. Blanco Galindo Km. 10.4 Cochabamba		
Unilever Andina Bolivia S.A.	BS100.00	1
Brazil – Rua Oscar Freire, n. 957, mezanino, room 1, Cerqueira Cesar, Zip Code 01426-003, São Paulo/SP		
Euphoria Ice Cream Comercio de Alimentos Limitada	BRL1.00	5
Brazil – Rod. BR 101-Norte, s/n, km. 43,6 – Room 4, Igarassu /PE		
Cicanorte Industria de Conservas Alimenticas S.A.	BRL2.80	1
Brazil – Rua Gomes de Carvalho, 1666, conjunto 161, 16° andar, Bairro Vila Olimpia, São Paulo, Zip Code 04547-006		
E-UB Comércio Limitada	BRL1.00	5
Brazil – Cidade de Valinhos, Estado de São Paulo Rua Campos Salles, n° 20, Parte, Centro, Zip Code 13.271-900		
Unilever Logistica Serviços Limitada	BRL1.00	5
Brazil – Av. das Nações Unidas, n. 14.261, 3rd floor, Parte – Gelados SP, Wing B, Vila Gertrudes, Zip Code 04794-000, São Paulo/SP		
Unilever Brasil Gelados Limitada	BRL1.00	5
Brazil – Av. das Nações Unidas, n. 14.261, 3rd to 6th floors, Wing B Vila Gertrudes, Zip Code 04794-000, São Paulo/SP		
Unilever Brasil Limitada	BRL1.00	5
Brazil – Av. das Nações Unidas, n. 14.261, 3rd floor, Wing A, Vila Gertrudes, Zip Code 04794-000, São Paulo/SP		
Unilever Brasil Industrial Limitada	BRL1.00	5
Brazil – Rua Harmonia, 271, Sumarezinho, São Paulo/SP, CEP 05435-000		
Mãe Terra Produtos Naturais Limitada	BRL1.00	5
Brazil – Rua Tenente Pena, No. 156, Bom Retiro, CEP 01127-020, São Paulo		
Smart Home Comércio E Locação De Equipamentos S.A (50.01)	No Par Value	1
Brazil – São Paulo, Estado de São Paulo na Rua Demóstenes n° 1072, Bairro Campo Belo CEP 04614-010		
Ole Franquia Limitada	BRL1.00	1
Brazil – Rua Gomes de Carvalho, 1666, conjunto 161, 5° andar, locker 5D Bairro Vila Olimpia, São Paulo, Zip Code 04547-006		
Compra Agora Serviços Digitais Limitada	BRL1.00	5
Bulgaria – City of Sofia, Borough Mladost, 1, Business Park, Building 3, Floor 1		
Unilever Bulgaria EOOD	BGN1,000.00	1
Bulgaria – District Veliko Tarnovo, 5030, Debelets city, Promishlena Zona		
Unilever Ice Cream Bulgaria EOOD	BGN 5,000.00	1
Cambodia – No. 443A Street 105, Sangkat Boeung Pralit, Khan 7 Makara Phnom Penh Capital		
Unilever (Cambodia) Limited	KHR20,000.00	1
Canada – c/o Austring, Fairman & Fekete, 3081, 3rd Avenue, Whitehorse, Yukon Territory, Y1A 4Z7		
Dermalogica (Canada) Limited	No Par Value	6
Canada – PO Box 49130, 2900 – 595 Burrard Street, Vancouver BC V7X 1J5		
Dollar Shave Club Canada, Inc.	CAD0.01	7
Canada – 800-885 West Georgia Street, Vancouver BC V6C 3H1		
Seventh Generation Family & Home ULC	No Par Value	7
Canada – 1000 rue de la Gauchetière Ouest, Bureau 2500, Montreal H3B 0A2		
4012208 Canada Inc.	No Par Value	7
Canada – 160 Bloor Street East, Suite 1400, Toronto ON M4W 3R2		
Unilever Canada Inc.	No Par Value	8
	No Par Value	9
	No Par Value	10
	No Par Value	11
	No Par Value	12
Canada – McCarthy Tetrault LLP, 745 Thurlow Street, Suite 2400, Vancouver, BC, V6E 0C5		
Hourglass Cosmetics Canada Limited	No Par Value	1

214 **Unilever** Annual Report and Accounts 2022 | **Financial Statements**

Group Companies

Name of Undertaking	Nominal Value	Share Class Note
Canada – Suite 1700, Park Place, 666 Burrard Street, Vancouver BC, V6C 2X8		
Elida Beauty Canada Inc.	USD0.01	7
Chile – Av. Las Condes 11.000 Piso 4-5, Vitacura		
Unilever Chile Limitada		13
China – Room 1001, No. 398, Caoxi Road (N), Xuhui District, Shanghai, 200030		
Blueair (Shanghai) Sales Co. Limited	CNY1.00	1
China – 1st Floor, No. 78 Binhai 2nd Road, Hangzhou Bay, New District, Ningbo City, Zhejiang Province		
Ningbo Hengjing Inspection Technology Co., Limited (67.71)	CNY1.00	1
China – No.78, Binhai 2 Avenue, Hangzhou Bay New District, Ningbo, 315336		
Qinyuan Group Co. Limited (67.71)	CNY1.00	1
China – Room 744, 9F, No. 583 Lingling Road, Xuhui District, Shanghai, 200030		
Shanghai Qinyuan Environment Protection Technology Co. Limited (67.71)	CNY1.00	1
China – No.33 North Fuquan Road, Shanghai, 200335		
Unilever (China) Investing Company Limited	USD1.00	1
China – 88 Jinxiu Avenue, Hefei Economic and Technology Development Zone, Hefei, 230601		
Unilever (China) Company Limited	USD1.00	1
Unilever Services (Hefei) Co. Limited	CNY1.00	1
China – No. 225 Jingyi Road, Tianjin Airport Economic Area, Tianjin		
Unilever (Tianjin) Company Limited	USD1.00	1
China – 1068 Ting Wei Road, Jinshanzui Industrial Region, Jinshan District, Shanghai		
Unilever Foods (China) Co. Limited	USD1.00	1
China – No. 166, Lihua Avenue West, Qinglong Town, Pengshan District, Meishan City, Sichuan province 620800		
Unilever (Sichuan) Company Limited	USD1.00	1
China – No.16 Wanyuan Road, Beijing E&T Development, Beijing 100076		
Wall`s (China) Co. Limited	USD1.00	1
China – No. 358, Xingci 1 Road, Hangzhou Bay, New District, Ningbo, 315336		
Zhejiang Qinyuan Water Treatment Technology Co. Limited (67.71)	CNY1.00	1
China – Room 326, 3rd Floor, Xinmao Building, No.2 South Taizhong Road South, Shanghai Free Trade Zone		
Unilever Trading (Shanghai) Co. Limited	CNY1.00	1
China – Floor 1, Building 2, No.33, North Fuquan Road, Shanghai, 200335		
Shanghai CarverKorea Limited	USD1.00	1
China- 2F, No. 10, Lane 255, Xiaotang Road, Fengxian District, Shanghai		
Paula's Choice (Shanghai) Trading Co. Limited	CNY10,000,000	8
	CNY10,000,000	9
China- Room 1436, No.1256\1258, Wanrong Road, Jing'an District, Shanghai		
Paula's Choice (Shanghai) Technology Co. Limited	CNY20,000,000	8
	CNY20,000,000	9
China- Zibian 2105, No.63, Mingzhu Avenue (North), Conghua District, Guangzhou City		
Unilever (Guangzhou) Co. Limited	CNY1.00	1
China- 5/F, Block 1, Qunjia Building, 366 Shengkang Road, Jiubao Sub-district, Shangcheng District, Hangzhou		
GoUni (Hangzhou) Trading Co., Limited	CNY20,000,000	1
China – Room 407, No 1256&1258 Wan Rong Road, Shanghai		
UPD China Limited	CNY1.00	1
Colombia – Av. El Dorado, No. 69B-45. Bogota Corporate Center Piso 7, Bogotá		
Unilever Andina Colombia Limitada	COP100.00	1
ULeX Colombia S.A.S.	COP100.00	1
Costa Rica – De la intersección Cariari, 400 mts. Oeste y 800 mts al Norte, frente a sede Testigos de Jehová, Planta Industrial Lizano, Heredia, Belén, La Asunción de Belén		
Unilever de Centroamerica S.A.	CRC1.00	1
Costa Rica – Provincia de Heredia, Cantón Belén, Distrito de la Asunción, de la intersección Cariari- Belén, 400 Mts. Oeste, 800 Mts., al Norte		
UL Costa Rica SCC S.A.	CRC1.00	1
Cote D'Ivoire – 01 BP 1751 Abidjan 01, Boulevard de Vridi		

Name of Undertaking	Nominal Value	Share Class Note
Unilever-Cote D'Ivoire (99.78)	XOF5,000.00	1
Cote D'Ivoire – Abidjan-Marcory, Boulevard Valery Giscard d'Estaing, Immeuble Plein Ciel, Business Center, 26 BP 1377, Abidjan 26		
Unilever Afrique de l'Ouest	XOF10,000.00	1
Croatia – Strojarska cesta 20, 10000 Zagreb		
Unilever Hrvatska d.o.o.	HRK1.00	1
Cuba – Zona Especial de Desarrollo Mariel, Provincia Artemisa		
Unilever Suchel, S.A. (60)	USD1,000.00	56
Cyprus – Head Offices, 195C Old Road Nicosia Limassol, CY-2540 Idalion Industrial Zone – Nicosia		
Unilever Tseriotis Cyprus Limited (84)	EUR1.00	1
Czech Republic – Voctářova 2497/18, 180 00 Praha 8		
Unilever ČR, spol. s r.o.	CZK210,000.00	1
UNILEVER RETAIL ČR, spol. s r.o.	CZK100,000.00	1
Denmark – Ørestads Boulevard 73, 2300 København S		
Unilever Danmark A/S	DKK1,000.00	1
Denmark – Petersmindevej 30, 5000 Odense C		
Unilever Produktion ApS	DKK100.00	1
Djibouti-Haramous, BP 169		
Unilever Djibouti FZCO Limited	USD200.00	1
Dominican Republic – Av. Winston Churchill, Torre Acropolis, Piso 16, Santo Domingo		
Unilever Caribe, S.A.	DOP1,000.00	1
Ecuador – Km 25 Vía a Daule, Guayaquil		
Unilever Andina Ecuador S.A.	USD1.00	1
Egypt – 5th Floor, North Tower, Galleria 40 Business Complex, Sheikh Zayed, 6th of October City, Giza		
Unilever Mashreq for Manufacturing and Trading (SAE)	EGP10.00	1
Unilever Egypt for Shared Consultations Services	EGP10.00	1
Egypt – Public Free Zone, Alexandria		
Unilever Mashreq International Company	USD1,000.00	5
Egypt – 14 May Bridge, Sidi Gaber, Smouha – Alexandria		
Unilever Mashreq Trading LLC (in liquidation)	EGP1000.00	5
Commercial United for Import and Export LLC	EGP1000.00	1
Egypt – 15 Sphinx Square, El-Mohandsin, Giza		
Unilever Mashreq for Import and Export LLC	EGP100.00	1
Egypt- Borg El-Arab, Alexandria		
Fine Foods Egypt SAE (in liquidation)	EGP10.00	1
Egypt- Shooting Club, Dokki, Giza		
United Beverages (in liquidation)	EGP10.00	1
El Salvador – Local 19 Nivel 19, Edificio Torre Futura, Calle El Mirador y 87 avenida norte, Colonia Escalón, San Salvador		
Unilever El Salvador, SCC S.A. de C.V.	USD1.00	1
Unilever de Centro America S.A. de C.V.	USD11.00	1
England and Wales – Unilever House, 100 Victoria Embankment, London, EC4Y 0DY		
Accantia Group Holdings (unlimited company)	GBP0.01	1
Alberto-Culver (Europe) Limited	GBP1.00	1
Alberto-Culver Group Limited	GBP1.00	1
Alberto-Culver UK Holdings Limited	GBP1.00	1
Alberto-Culver UK Products Limited	GBP1.00	1
	GBP5.00	14
Associated Enterprises Limited°	GBP1.00	1
CPC (UK) Pension Trust Limited		16
Dollar Shave Club Limited	GBP1.00	1
Elida Beauty Limited	GBP1.00	1
GroNext Technologies Limited°	GBP1.00	1
Hourglass Cosmetics UK Limited	GBP1.00	1
Margarine Union (1930) Limited°	GBP1.00	1
	GBP1.00	18
	GBP1.00	68

Unilever Annual Report and Accounts 2022 | **Financial Statements** 215

Group Companies

Name of Undertaking	Nominal Value	Share Class Note
	GBP1.00	69
MBUK Trading Limited	GBP1.00	1
Mixhold Investments Limited	GBP1.00	1
ND4A Limited	GBP1.00	1
TIGI Holdings Limited	GBP1.00	1
Toni & Guy Products Limited°	GBP0.001	1
UAC International Limited	GBP1.00	1
UML Limited	GBP1.00	1
Unidis Forty Nine Limited	GBP1.00	1
Unilever Assam Estates Limited	GBP1.00	1
Unilever Australia Services Limited	GBP1.00	1
Unilever Company for Industrial Development Limited	GBP1.00	1
Unilever Company for Regional Marketing and Research Limited	GBP1.00	1
Unilever Corporate Holdings Limited°	GBP1.00	1
Unilever Employee Benefit Trustees Limited	GBP1.00	1
Unilever Group Limited°	GBP0.25	1
Unilever South India Estates Limited°	GBP1.00	1
	GBP1.00	15
Unilever S.K. Holdings Limited	GBP1.00	1
Unilever Overseas Holdings Limited°	GBP1.00	1
Unilever Superannuation Trustees Limited	GBP1.00	1
Unilever U.K. Central Resources Limited	GBP1.00	1
Unilever U.K. Holdings Limited°	GBP1.00	1
Unilever UK & CN Holdings Limited	GBP1.00	2
	GBP1.00	3
	GBP10.00	23
	GBP10.00	24
Unilever UK Group Limited	GBP1.00	2
	GBP1.00	3
	GBP1.00	21
Unilever US Investments Limited°	GBP1.00	1
United Holdings Limited°	GBP1.00	1
England-Wales- C/O Bdo Llp 5 Temple Square, Temple Street, Liverpool, L2 5RH		
BBG Investments (France) Limited (in liquidation)	GBP1.00	1
Unilever Australia Investments Limited (in liquidation)	GBP1.00	1
Unilever Australia Partnership Limited (in liquidation)	GBP1.00	1
Unilever Innovations Limited (in liquidation)	GBP0.10	1
TIGI Limited (in liquidation)	GBP1.00	1
England and Wales – Unilever House, Springfield Drive, Leatherhead, KT22 7GR		
Alberto-Culver Company (U.K.) Limited	GBP1.00	1
TIGI International Limited	GBP1.00	1
Unilever Pension Trust Limited	GBP1.00	1
Unilever UK Limited	GBP1.00	1
Unilever UK Pension Fund Trustees Limited	GBP1.00	1
USF Nominees Limited	GBP1.00	1
England and Wales – The Manser Building, Thorncroft Manor, Thorncroft Drive, Dorking Road, Leatherhead, Surrey, KT22 8JB		
Dermalogica (UK) Limited	GBP1.00	1
England and Wales – 1st Floor, 16 Charles II Street, London, SW1Y 4QU		
Twenty Nine Capital Partners Limited Partnership ∞ (80)		4
Unilever Ventures III Limited Partnership ∞ (86.25)		4
England and Wales – Union House, 182-194 Union Street, London, SE1 0LH		
REN Skincare Limited	GBP1.00	1
REN Limited	GBP0.01	1
Murad Europe Limited	GBP1.00	1

Name of Undertaking	Nominal Value	Share Class Note
England and Wales – 3 St James's Road, Kingston Upon Thames, Surrey, KT1 2BA		
Nature Delivered Limited	GBP0.001	1
	GBP0.001	79
	GBP0.001	84
Marshfield Bakery Limited	GBP0.01	1
England and Wales – 1 More Place, London, SE1 2AF		
Accantia Health and Beauty Limited (in liquidation)	GBP0.25	1
Unidis Sixty Four Limited (in liquidation)	GBP1.00	1
Unilever Bestfoods UK Limited (in liquidation)	GBP1.00	1
England and Wales – C/O TMF Group, 8th Floor, 20 Farringdon Street, London, EC4A 4AB		
Twenty Nine Capital Partners (General Partner) Limited◊	GBP1.00	1
Unilever Ventures Limited	GBP1.00	1
England and Wales – Port Sunlight, Wirral, Merseyside, CH62 4ZD		
Unilever Global IP Limited °	GBP1.00	1
England and Wales – Suite 1, 3rd Floor, 11-12 St. James` Square, London, SW1Y 4LB		
Paula`s Choice UK Limited	GBP1.00	1
England and Wales – Nightingale House, 46-48 East Street, Epsom, Surrey, KT17 1HQ		
Brand Evangelists for Beauty LimitedΔ (80.30)	GBP1.00	2
(100)	GBP1.00	58
(100)	GBP1.00	86
(66.47)	GBP1.00	71
Estonia – Kalmistu tee 28a, Tallinna linn, Harju maakond, 11216		
Unilever Eesti AS	EUR6.30	1
Ethiopia – Bole Sub City, Kebele 03/05, Lidiya Building, Addis Ababa		
Unilever Manufacturing PLC	ETB1,000.00	1
Finland – Post Box 254, 00101 Helsinki		
Unilever Finland Oy	EUR16.82	1
Unilever Ingman Production Oy	EUR100.00	1
France – 20, rue des Deux Gares, 92500, Rueil-Malmaison		
Bestfoods France Industries S.A.S. (99.99)	No Par Value	1
Cogesal-Miko S.A.S. (99.99)	No Par Value	1
Elida Beauty France S.A.S. (99.99)	EUR1.00	1
Fralib Sourcing Unit S.A.S. (99.99)	No Par Value	1
Saphir S.A.S. (99.99)	EUR1.00	1
Tigi Services France S.A.S. (99.99)	No Par Value	1
U-Labs S.A.S. (99.99)	No Par Value	1
Unilever France S.A.S. (99.99)	No Par Value	1
Unilever France Holdings S.A.S. (99.99)	EUR1.00	1
Unilever France HPC Industries S.A.S. (99.99)	EUR1.00	1
Unilever Retail Operations France (99.99)	No Par Value	1
France – Parc Activillage des Fontaines – Bernin 38926 Crolles Cedex		
Intuiskin S.A.S.	EUR1.00	1
France – ZI de la Norge – Chevigny Saint-Sauveur, 21800 Quetigny		
Amora Maille Societe Industrielle S.A.S. (99.99)	No Par Value	1
France – 42, rue Jean de La Fontaine , Paris, 75016		
Laboratoire Garancia	EUR62.50	1
UPD EU	EUR1.00	1
Germany – Wiesenstraße 21. 40549 Düsseldorf		
Dermalogica GmbH	EUR25,000.00	1
Germany – Spitaler Straße 16, 20095 Hamburg		
ProCepta Service GmbH	EUR28,348.00	1
Germany – Neue Burg 1, 20457 Hamburg		
DU Gesellschaft für Arbeitnehmerüberlassung mbH (99.99)	DEM50,000.00	1
NU Business GmbH	EUR25,000.00	1
Unilever Deutschland GmbH	EUR90,000,000.00	1
	EUR2,000,000.00	1

216

Unilever Annual Report and Accounts 2022 | **Financial Statements**

Group Companies

Name of Undertaking	Nominal Value	Share Class Note
	EUR1,000,000.00	1
	EUR 100.000,00	1
Unilever Deutschland Holding GmbH	EUR39,000.00	1
	EUR18,000.00	1
	EUR14,300.00	1
	EUR5,200.00	1
	EUR6,500.00	1
Unilever Deutschland Produktions Verwaltungs GmbH	EUR179,000.00	1
Unilever Deutschland Supply Chain Services GmbH	EUR51,150.00	1
Dollar Shave Club GmbH	EUR25,000.00	1
T2 Germany GmbH	EUR1.00	1
Germany – Langnesestraße 1, 64646 Heppenheim		
Maizena Grundstücksverwaltung Gesellschaft mit beschränkter Haftung & Co. offene Handelsgesellschaft		4
Rizofoor Gesellschaft mit beschränkter Haftung	EUR15,350.00	1
	EUR138,150.00	1
Schafft GmbH	EUR63,920.00	1
	EUR100,000.00	1
Unilever Deutschland Produktions GmbH & Co. OHG		4
Germany – Rotebühlplatz 21, 70178 Stuttgart		
TIGI Eurologistic GmbH	EUR100.00	1
	EUR24,900.00	1
TIGI Haircare GmbH	EUR25,600.00	1
Germany – Wiesenstr. 21, 40549 Düsseldorf		
Living Proof GmbH	EUR1.00	1
Murad GmbH	EUR1.00	1
Ren GmbH	EUR1.00	1
Ghana – Swanmill, Kwame Nkrumah Avenue, Accra		
Millers Swanzy (Ghana) Limited	GHC1.00	1
Ghana – Plot No. Ind/A/3A-4, Heavy Industrial Area, Tema, PO Box 721, Tema		
Unilever Ghana PLC (74.50)	GHC0.0192	1
Ghana – Plot No. Ind/A/3A-4, P O Box 721, Tema		
Unilever Oleo Ghana Limited	GHC2.250	1
Greece – Kymis ave & 10, Seneka str. GR-145 64 Kifissia		
Elais Unilever Hellas SA	EUR10.00	1
Unilever Knorr SA	EUR10.00	1
Unilever Logistics SA	EUR10.00	1
Guatemala – Diagonal 6. 10-50 zona 10, Ciudad de Guatemala. Nivel 17 Torre Norte Ed. Interamericas World Financial Center		
Unilever de Centroamerica S.A.	GTQ60.00	1
Haiti – 115, Rue Panamericaine, Estabissement Número 1, Petion Ville		
Les Condiments Alimentaires, S.A. (61)	HTG1000.00	1
Honduras – Anillo Periférico 600 metros después de la colonia, Residencial, Las Uvas contigua acceso de residencial Roble Oeste, Tegucigalpa M.D.C.		
Unilever de Centroamerica S.A.	HNL10.00	1
Hong Kong – Suite 1106-8, 11/F, Tai Yau Building, 181 Johnston Road, Wanchai		
Blueair Asia Limited	HKD0.10	1
Hong Kong – 6 Dai Fu Street, Tai Po Industrial Estate, N.T.		
Unilever Hong Kong Limited	HKD0.10	1
Hong Kong-Room 66, Unit 1111, 11/F, Silvercord Tower 2, 30 Canton Road, Tsim Sha Tsui, Kowloon		
Hourglass Cosmetics Hong Kong Limited		1
Hong Kong – Room 1808, 18/F, Tower II Admiralty Centre, 18 Harcourt Road, Admiralty		
Hong Kong CarverKorea Limited	HKD1.00	7
Hong Kong – 14th Floor, One Taikoo Place, 979 King's Road, Quarry Bay		
UPD Hong Kong Limited	HKD100.00	1
Hong Kong – 14/F, One Taikoo Place, 979 King's Road, Quarry Bay		
Go-Uni Limited (67)	USD21.072.300.00	1

Name of Undertaking	Nominal Value	Share Class Note
Hong Kong – Unit B, 17/F, United Centre, 95 Queensway, Admiralty		
Paula's Choice Hong Kong Limited	HKD1.00	1
Paula's Choice Hong Kong Distribution Services Limited	HKD1.00	1
Hungary – 1138-Budapest, Váci út 121-127.		
Unilever Magyarország Kft	HUF1.00	1
India – Unilever House, B. D. Sawant Marg, Chakala, Andheri (E), Mumbai 400099		
Daverashola Estates Private Limited (61.90)	INR10.00	1
Hindlever Trust Limited (61.90)	INR10.00	1
Hindustan Unilever Limited° (61.90)	INR1.00	1
Jamnagar Properties Private Limited (61.90)	INR10.00	1
Lakme Lever Private Limited (61.90)	INR10.00	1
Levers Associated Trust Limited (61.90)	INR10.00	1
Levindra Trust Limited (61.90)	INR10.00	1
Pond's Exports Limited (61.90)	INR1.00	1
Unilever India Limited (61.90)	INR10.00	1
Unilever India Exports Limited (61.90)	INR10.00	1
Unilever Industries Private Limited°	INR10.00	1
Unilever Ventures India Advisory Private Limited	INR1.00	1
India – S-327, Greater Kailash – II, New Delhi – 110048, Delhi		
Blueair India Private Limited	INR10. 00	1
India – C/o.Vaish Associates, 106, Peninsula Centre, Dr S.S. Rao Road, Parel, Mumbai, Maharashtra, 400012		
Jech India Private Limited	INR10. 00	1
Indonesia – Grha Unilever, Green Office Park Kav 3, Jalan BSD Boulevard Barat, BSD City, Tangerang, 15345		
PT Unilever Indonesia Tbk (84.99)	IDR2.00	1
PT Unilever Enterprises Indonesia (99.99)	IDR1,000.00	1
PT Unilever Trading Indonesia	IDR1,003,875.00	1
Indonesia – Gedung Pasaraya Blok M Gedung B Lantai 6 dan 7 Jalan Iskandarsyah II no. 2, DKI Jakarta		
PT Gerai Cepat Untung (86)	IDR100,000.00	1
Indonesia – KEK Sei Mangkei, Nagori Sei Mangkei, Kecamatan Bosar Maligas, Kabupaten Simalungun 21183, Sumatera Utara		
PT Unilever Oleochemical Indonesia	IDR1,000,000.00	1
Iran – No. 23, Corner of 3rd Street, Zagros Street, Argentina Square, Tehran		
Unilever Iran (Private Joint Stock Company)	IRR1,000,000.00	1
Ireland – 20 Riverwalk, National Digital Park, Citywest Business Campus, Dublin 24		
Lipton Soft Drinks (Ireland) Limited	EUR1.26	1
Unilever Ireland (Holdings) Limited	EUR1.26	1
Unilever Ireland Limited	EUR1.26	1
Isle of Man – Bridge Chambers, West Quay, Ramsey, Isle of Man, IM8 1DL		
Rational International Enterprises Limited	USD1.00	1
Israel – 3 Gilboa St., Airport City, Ben Gurion Airport		
Beigel & Beigel Mazon (1985) Limited	ILS1.00	1
Israel – 52 Julius Simon Street, Haifa, 3296279		
Bestfoods TAMI Holdings Ltd	ILS0.001	1
Israel Vegetable Oil Company Ltd	ILS0.0001	1
Unilever Israel Foods Ltd	ILS0.10	35
	ILS0.10	79
	ILS0.10	17
	ILS0.0002	25
Unilever Israel Home and Personal Care Limited	ILS1.00	1
Unilever Israel Marketing Ltd	ILS0.0001	1
Unilever Shefa Israel Ltd	ILS1.00	1
Israel – Haharoshet 1, PO Box 2288, Akko, 2451704		
Glidat Strauss Limited	ILS1.00	30
	ILS1.00	1
	ILS1.00	31
Israel – Park Zvaim Industrial Area, Beit Shean / Correspondance: PO Box 787, Beit Shean, 1171601		

Unilever Annual Report and Accounts 2022 | **Financial Statements** 217

Group Companies

Name of Undertaking	Nominal Value	Share Class Note
Dollar Shave Club Israel Limited	NIS0.10	1
Italy – Piazza Paleocapa 1/D, 10100, Torino		
Gromart S.R.L.	EUR1,815,800.00	1
Italy – Via Crea 10, 10095, Grugliasco		
G.L.L. S.R.L. (51)	EUR1.00	1
Italy – Via Tortona 25, cap 20144 – Milano		
Intuiskin S.R.L.	EUR10,000.00	1
Italy – Viale Sarca 235, 20126 Milan		
Unilever Italia Administrative Services S.R.L.	EUR70,000.00	1
Italy – Via Paolo di Dono 3/A 00142 Roma		
Unilever Italia Logistics S.R.L.	EUR600,000.00	1
Unilever Italia Manufacturing S.R.L.	EUR10,000,000.00	1
Unilever Italia Mkt Operations S.R.L.	EUR25,000,000.00	1
Unilever Italy Holdings S.R.L.	EUR1,000.00	1
Italy – Via Plava, 74 10135 Torino		
Equilibra S.R.L. (75)	EUR1.00	1
Armores Srl (75)	EUR1.00	1
Syrio Srl (75)	EUR1.00	1
Italy – Via Quercete, n.a. 81016, San Potito Sannitico (CE)		
P2P S.r.l (50)	EUR1.00	1
Italy – Business Center Monte Napoleone, Via Monte Napoleone 8, 20121 – Milano		
UPD Italia S.r.l.	EUR10,000.00	5
Japan – 2-1-1, Kamimeguro, Meguro-ku, Tokyo 153-8578		
Unilever Japan Customer Marketing K.K.	JPY100,000,001.00	1
Unilever Japan Holdings G.K.	JPY10,000,000.00	1
Unilever Japan K.K.	JPY100,000,001.00	1
Unilever Japan Service K.K.	JPY50,000,000.00	1
Rafra Japan K.K.	JPY20,000,000.00	7
Japan – Level 20 Marunouchi Trust Tower – Main, 8-3, Marunouchi 1-chome, Chiyoda-ku, Tokyo		
UPD Japan K.K.		1
Jersey – 13 Castle Street, St Helier, Jersey, JE4 5UT		
Unilever Chile Investments Limited	GBP1.00	1
Jordan – Ground floor- Office No.1, GH24 Building, Business Park, Development Zone, Amman		
Unilever Jordan for Marketing Services	JOD1000.00	1
Kazakhstan – Raimbek, Avenue 160 A, Office 401, Almaty		
Unilever Kazakhstan LLP		4
Kenya – Commercial Street, Industrial Area, P.O. BOX 30062-00100, Nairobi		
Unilever Kenya Limited°	KES20.00	1
Korea – 443 Taeheran-ro, Samsung-dong, Kangnam-gu, Seoul		
Unilever Korea Chusik Hoesa	KRW10,000.00	1
Korea – 81, Tojeong 31-gil, Mapo-gu, Seoul		
CARVERKOREA Co., Limited (97.47)	KRW500.00	7
Korea – #1-313 #1-314, 48, Achasan-ro 17-gil, Seongdong-gu, Seoul		
Paula's Choice Korea, Limited	KRW1.00	1
Laos – Viengvang Tower, 4th Floor, Room no. 402A, Boulichan Road, Dongpalan Thong Village, Sisattanak District, Vientiane Capital		
Unilever Services (Lao) Sole Co. Limited	LAK80,000.00	1
Latvia – Kronvalda bulvāris 3-10, Riga, LV-1010		
Unilever Baltic LLC	EUR1.00	1
Lebanon – Sin El Fil, Zakher Building, Floor 4, Beirut		
Unilever Levant s.a.r.l.	LBP1,000,000.00	1
Lithuania – Skuodo st. 28, Mazeikiai, LT-89100		
UAB Unilever Lietuva distribucija	EUR3,620.25	1
UAB Unilever Lietuva ledu gamyba	EUR3,620.25	1
Malawi – Room 33, Gateway Mall, Area 47, Lilongwe Malawi		
Unilever South East Africa (Private) Limited	MWK2.00	1
Malaysia – Suite 2-1, Level 2, Vertical Corporate Tower B, Avenue 10, The Vertical, Bangsar South City, No. 8, Jalan Kerinchi, 59200 Kuala Lumpur		
Unilever (Malaysia) Holdings Sdn. Bhd.	No Par Value	1
Unilever (Malaysia) Services Sdn. Bhd.	No Par Value	1
Unilever Malaysia Aviance Sdn. Bhd.	No Par Value	1
Mexico – Av. Tepalcapa No.2, Col. Rancho Santo Domingo, C.P. 54900 Tultitlán, Estado de México		
Unilever de Mexico S. de R.L. de C.V.		4
Unilever Holding Mexico S.de R.L. de C.V.		4
Unilever Manufacturera S.de R.L. de C.V.		4
Servicios Professionales Unilever S.de R.L. de C.V.		4
Unilever Mexicana S.de R.L. de C.V.		4
Unilever Real Estate Mexico S.de R.L. de C.V.		4
Unilever Servicios de Promotoria, S.de R.L. de C.V.		4
NA Sourcing West S. de R.L. de C.V.		4
Moldova – 6A Uzinelor Street, Kishinev, MD -2023		
Betty Ice Moldova S.R.L.	MDL7,809,036.00	1
Morocco – Km 10, Route Cotiere, Ain Sebaa, Casablanca		
Unilever Maghreb S.A.	MAD100.00	1
Mozambique – Avenida 24 de Julho, Edifício 24, n° 1097, 4° andar, Maputo		
Unilever Mocambique Limitada	USD0.01	1
Myanmar – Plot No (40,41,47), Min Thate Hti Kyaw Swar Road, 39 Ward, Shwe Pyi Thar Industrial Zone (2), Shwe Pyi Thar Township, Yangon Region, 11411		
Unilever (Myanmar) Limited	MMK11,129,679,6 00.00	1
Unilever (Myanmar) Services Limited	MMK2,000,000.00	1
Myanmar – Lot No. 31, Bamaw Ahtwin Wun Street, Hlaing Thar Yar Industrial Zone 3, Hlaing Thar Yar Township, Yangon, 11401.		
Unilever EAC Myanmar Company Limited (60)	MMK500,000,000, 000. 00	1
Nepal – Basamadi, Hetanda – 3, Makwanpur		
Unilever Nepal Limited (53.75)	NPR100.00	1
Netherlands – Weena 455, 3013 AL Rotterdam		
Alberto-Culver Netherlands B.V.	EUR1.00	2
	EUR1.00	3
Argentina Investments B.V.	EUR454.00	1
BFO Holdings B.V.	EUR1.00	1
Brazinvest B.V.	EUR1.00	1
Chico-invest B.V.	EUR455.00	1
Doma B.V.	NLG1,000.00	1
Handelmaatschappij Noorda B.V.	NLG1,000.00	1
Hourglass Cosmetics Europe B.V.	EUR1.00	1
Unilever Foods & Refreshments Global B.V.	EUR453.78	1
Itaho B.V.	EUR1.00	1
Lipoma B.V.	NLG1,000.00	1
Marga B.V.	EUR1.00	1
Mavibel (Maatschappij voor Internationale Beleggingen) B.V.	EUR1.00	1
Mexinvest B.V.	EUR1.00	1
Mixhold B.V.°	EUR1.00	2
	EUR1.00	3
	EUR1.00	26
N.V. Elma	NLG1,000.00	1
	NLG1,000.00	27
New Asia B.V.	EUR1.00	1
Nommexar B.V.	EUR1.00	1
Ortiz Finance B.V.	NLG100.00	1
Pabulum B.V.	NLG1,000.00	1
Rizofoor B.V.	NLG1,000.00	1
Rolf von den Baumen's Vetsmelterij B.V.	EUR454.00	1
Rolon B.V.	NLG1,000.00	1
Saponia B.V.	NLG1,000.00	1
ThaiB1 B.V.	NLG1,000.00	1

218 **Unilever** Annual Report and Accounts 2022 | **Financial Statements**

Group Companies

Name of Undertaking	Nominal Value	Share Class Note
ThaiB2 B.V.	NLG1,000.00	1
Unilever Administration Centre B.V.	EUR1.00	1
Unilever Alser B.V.	EUR1.00	1
Unilever Berran B.V.	EUR1.00	1
Unilever Canada Investments B.V.	EUR1.00	1
Unilever Caribbean Holdings B.V.	EUR1,800.00	1
Unilever Employment Services B.V.	NLG1,000.00	1
Unilever Europe B.V.	EUR1.00	1
Unilever Europe Business Center B.V.	EUR454.00	1
Unilever Finance International B.V.	EUR1.00	1
Unilever Finance Netherlands B.V.°	EUR1.00	1
FoodServiceHub B.V.	EUR1.00	1
Unilever Global Services B.V.	EUR1.00	1
Unilever Holdings B.V.	EUR454.00	1
Unilever IP Holdings B.V.	EUR1.00	1
Unilever Indonesia Holding B.V.	EUR1.00	1
Unilever Insurances N.V.	EUR454.00	1
Unilever International Holdings B.V. °	EUR1.00	1
Unilever Netherlands Retail Operations B.V.	EUR1.00	1
Unilever Nederland Holdings B.V.	EUR454.00	1
Unilever Nederland Services B.V.	EUR460.00	1
Unilever PL Netherlands B.V.	EUR1.00	1
Unilever Turkey Holdings B.V.	EUR1.00	1
Unilever US Investments B.V.°	EUR1.00	1
Unilever Ventures Holdings B.V.	EUR453.79	1
Univest Company B.V.	EUR1.00	1
UNUS Holding B.V.	EUR0.10	2
	EUR0.10	3
	Non-voting†	
Verenigde Zeepfabrieken B.V.	NLG1,000.00	1
Wemado B.V.	NLG1,000.00	1
Netherlands – Hofplein 19 3032 AC Rotterdam		
Unilever Nederland B.V.	EUR454.00	1
Netherlands – Valkweg 2 7447JL Hellendoorn		
Ben en Jerry's Hellendoorn B.V.	EUR453.78	1
Netherlands – Markhek 5, 4824 AV Breda		
De Korte Weg B.V.	EUR1.00	1
	EUR1.00	26
	Non-voting†	
Netherlands – Bronland 14, 6708 WH Wageningen		
Unilever Innovation Centre Wageningen B.V.	EUR460.00	1
Netherlands- Grote Koppel 7, 3813 AA Amersfoort		
Paula's Choice Europe B.V.	EUR1.00	1
Netherlands – Unilever House, 100 Victoria Embankment, London, EC4Y 0DY (Registered Seat: Rotterdam)		
Unilever Overseas Holdings B.V.	NLG1,000.00	1
New Zealand – Level 4, 103 Carlton Gore Rd, Newmarket, Auckland 1023		
Ben & Jerry's Franchising New Zealand Limited	No Par Value	1
Unilever New Zealand Limited	NZD2.00	1
Nicaragua – Km 11.5, Carretera Vieja a León, 800 Mts Norte, 100 Mts Este, 300 Mts Norte, Managua		
Unilever de Centroamerica S.A.	NIC50.00	1
Niger – BP 10272 Niamey		
Unilever Niger S.A. (88.81)	XOF10,000.00	1
Nigeria – 1 Billings Way, Oregun, Ikeja, Lagos		
Unilever Nigeria Plc (75.97)	NGN0.50	1
West Africa Popular Foods Nigeria Limited (51)	NGN1.00	1
Norway – Martin Linges vei 25, Postbox 1, 1331 Fornebu		
Unilever Norge AS	NOK100.00	1
Pakistan – Avari Plaza, Fatima Jinnah Road, Karachi – 75530		
Unilever Pakistan Foods Limited (76.57)	PKR10.00	1

Name of Undertaking	Nominal Value	Share Class Note
Unilever Pakistan Limited (99.29)	PKR50.00	1
(71.78)	PKR100.00	14
Delivery Hub (Private) Limited (64.13)	PKR10.00	1
Palestine – Ersal St. Awad Center P.O. Box 3801 Al-Beireh, Ramallah		
Unilever Market Development Company (in liquidation)	ILS1.00	1
Palestine – Jamil Center, Al-Beireh, Ramallah		
Unilever Agencies Limited (99) (in liquidation)	JOD1.00	1
Panama – Punta Pacífica, Calle Isaac Hanoro Missri, P.H. Torre de las Américas, Torre C, Oficina 32, corregimiento de San Francisco, Distrito y Provincia de Panamá		
Unilever Regional Services Panama S.A.	USD1.00	1
Panama – Calle Isaac Honoro, Torre de las Americas, torre C, piso 32, corregimiento de San Francisco, distrito y provincia de Panamá		
Unilever de Centroamerica S.A.	No Par Value	1
Paraguay – 4544 Roque Centurión Miranda N° 1635 casi San Martin. Edificio Aymac II, Asunción		
Unilever de Paraguay S.A.	PYG1,000,000.00	1
Peru – Av. Paseo de la Republica 5895 OF. 401, Miraflores, Lima 18		
Unilever Andina Perú S.A.	PEN1.00	1
Philippines – Linares Road, Gateway Business Park, Gen. Trias, Cavite		
Metrolab Industries, Inc.	PHP1.00	7
	PHP10.00	14
Philippines – 7th Floor, Bonifacio Stopover Corporate Center, 31st Street corner 2nd Avenue, Bonifacio Global City, Taguig City		
Unilever Philippines, Inc.	PHP50.00	7
Philippines – 11th Avenue corner 39th Street, Bonifacio Triangle, Bonifacio Global City, Taguig City		
Universal Philippines Body Care, Inc.	PHP100.00	7
Philippines – Manggahan Light Industrial Compound, A. Rodriguez Avenue, Bo. Manggahan, Pasig City		
Unilever RFM Ice Cream, Inc. (50)	PHP1.00	29
Philippines – Four/Neo, 12th Floor, Fourth Avenue, Bonifacio Global City, Barangay Fort Bonifacio, Taguig 1634, Metro Manila		
Gronext Technologies Phils., Inc.	PHP1.00	1
Poland – Jerozolimskie 134, 02-305, Warszawa		
Unilever Polska Sp. z o.o.	PLN50.00	1
Unilever Poland Services Sp. z o.o.	PLN50.00	1
Unilever Polska S.A.	PLN10.00	1
Puerto Rico – Professional Services Park 997, San Roberto St., Suite 7, San Juan		
Unilever de Puerto Rico, Inc°	USD100.00	1
Qatar – Almana & Partners WLL Building, Area No. 43, Al Mamoura, PO BOX 49		
Unilever Qatar LLC	QAR1,000.00	1
Romania – Ploiesti, 291 Republicii Avenue, Prahova County		
Unilever Romania S.A. (99)	ROL0.10	1
Unilever South Central Europe S.A.	ROL260.50	1
Romania – 121 Cernăuți Street, Suceava 720089		
Betty Ice SRL	RON10.00	1
Romania – 9-9A Dimitrie Pompei Blvd, Iride Business Park Buildings 5 and 6, 2nd District, Bucuresti		
Good People SA (75)	RON10.00	1
Russia – 644031, 205, 10 let Oktyabrya, Omsk		
Inmarko-Trade LLC	RUB 1,000,000.00	13
Russia – 123022, Floor 7, Premise 19, Room 36, 13, Sergeya Makeeva Street, Moscow		
Unilever Rus LLC	RUB 28,847,390, 269.19	13
Russia – Tula region, Leninsky district, Ilyinskoye rural settlement, Varvarovka village, Varvarovsky pass, Building 15-F, Room 406, Floor 3		
Gourmand LLC	RUB10,000.00	4
Rwanda – Sanlam Towers, P.O.Box 973, Kigali		
Unilever Rwanda Limited	RWF 1,000	1
Saudi Arabia – PO Box 5694, Jeddah 21432		
Binzagr Unilever Limited[x] (49)	SAR1,000.00	1

Unilever Annual Report and Accounts 2022 | **Financial Statements** 219

Group Companies

Name of Undertaking	Nominal Value	Share Class Note
Serbia – Belgrade, Serbia, Omladinskih brigada 90b – Novi Beograd		
Unilever Beograd d.o.o.		13
Singapore – 18 Nepal Park, 139407		
Unilever Asia Private Limited	No Par Value	1
Unilever Singapore Pte. Limited	No Par Value	1
UPD Singapore Pte. Limited	SGD1.00	1
Gronext Technologies Pte. Ltd.	No Par Value	1
Slovakia – Karadzicova 10, 821 08 Bratislava		
Unilever Slovensko, spol. s. r.o.	EUR1.00	1
South Africa – 15 Nollsworth Crescent, Nollsworth Park, La Lucia Ridge Office Estate, La Lucia, 4051		
Unilever Market Development (Pty) Limited	ZAR1.00	1
Unilever South Africa (Pty) Limited	ZAR2.00	1
Unilever South Africa Holdings (Pty) Limited	ZAR1.00	1
	ZAR1.00	2
	ZAR1.00	3
South Africa – 4 Merchant Place, CNR Fredman Drive and Rivonia Road Sandton, 2196		
Aconcagua 14 Investments (RF) (Pty) Limited	ZAR1.00	1
Spain – PA / Reding, 43, Izda 1, 29016 Malaga		
Intuiskin S.L.U.	EUR1.00	1
Spain – C/ Tecnología 19, 08840 Viladecans		
Unilever Espana S.A.	EUR48.00	1
Spain – C/ Felipe del Río, 14 – 48940 Leioa		
Unilever Foods Industrial Espana, S.L.U.	EUR600.00	1
Sri Lanka – 258 M Vincent Perera Mawatha, Colombo 14		
Unilever Merchandising Private Limited	No Par Value	1
Ceytea (Private) Limited	No Par Value	1
Lever Brothers (Exports and Marketing) (Private) Limited°	No Par Value	1
Maddema Trading Company (Private) Limited	No Par Value	1
Premium Exports Ceylon (Private) Limited	No Par Value	1
R.O. Mennell & Co. (Ceylon) (Private) Limited	No Par Value	1
Unilever Ceylon Services (Private) Limited	No Par Value	1
Unilever Lipton Ceylon Limited	No Par Value	1
Unilever Sri Lanka Limited°	No Par Value	1
Sudan – Property no. 125, block 2, Industrial Area, Kafuri District, Bahri, Kafori		
Unilever Sudanese Investment Company	SDG10,000.00	1
Sweden – Box 1056, Svetsarevägen 15, 171 22, Solna Stockholm		
Alberto Culver AB	SEK100.00	1
Unilever Holding AB	SEK100.00	1
Unilever Produktion AB	SEK50.00	1
Unilever Sverige AB	SEK100.00	1
Sweden – Karlavagen 108, 115 26 Stockholm		
Blueair AB	SEK100.00	1
Sweden – Karlavagen 108, 115 26, Stockholm		
Jonborsten AB	SEK1.00	1
Sweden – Nordenskioldgatan 19, 413 09 Goteborg		
Nature Delivered Sweden AB	SEK1.00	1
Switzerland – Bahnhofstrasse 19, CH 8240 Thayngen		
Knorr-Nährmittel Aktiengesellschaft	CHF1,000.00	1
Unilever Schweiz GmbH	CHF100,000.00	1
Switzerland – Spitalstrasse 5, 8200, Schaffhausen		
Helmsman Capital AG	CHF1,000.00	1
Unilever Supply Chain Company AG	CHF1,000.00	1
Unilever ASCC AG	CHF1,000.00	1
Unilever Finance International AG	CHF1,000.00	1
Unilever Business and Marketing Support AG	CHF1,000.00	1
Unilever Overseas Holdings AG	CHF1,000.00	1
Unilever Schaffhausen Service AG	CHF1,000.00	1
Unilever Swiss Holdings AG	CHF1,000.00	1

Name of Undertaking	Nominal Value	Share Class Note
Switzerland – Hinterbergstr. 30, CH-6312 Steinhausen		
Oswald Nahrungsmittel GmbH	CHF800,000.00	1
Taiwan – 15F, No. 39, Sec. 2, Dunhua S. Road, Da'an District, Taipei City		
Unilever Taiwan Limited (99.92)	TWD10.00	1
Taiwan – 8 F-1 & 8F-2, No. 186, Sec. 1, Zhangmei Rd., Changhua City, Changhua County 50062, Taiwan (R.O.C.)		
Paula's Choice Taiwan Co., Limited	NTD10.00	1
Tanzania – Plot No. 4A, Nyerere Road, Dar Es Salaam, P.O. Box 40383		
Unilever Tanzania Limited	TZS20.00	1
Thailand – 161 Rama 9 Road, Huay Kwang, Bangkok 10310		
Unilever Thai Holdings Limited	THB100.00	1
Gronext Technologies Thailand Limited	THB100.00	1
Unilever Thai Trading Limited	THB100.00	1
Thailand – 12 A Floor Unit B1-B2, Office No. 1225, 989 Siam Piwat Tower, Rama I Road, Pathumwan Sub-district, Pathumwan District, Bangkok 10330		
UPD (Thailand) Co. Limited	THB100.00	1
Trinidad & Tobago – Eastern Main Road, Champs Fleurs		
Unilever Caribbean Limited (50.01)	TTD1.00	1
Tunisia – Z.I. Voie Z4-2014 Mégrine Erriadh – Tunis		
Unilever Tunisia S.A. (97.44)	TND6.00	1
Unilever Maghreb Export S.A.	TND5.00	1
Tunisia – Z.I. Voie Z4, Megrine Riadh, Tunis, 2014		
UTIC Distribution S.A.[X] (49)	TND10.00	1
Turkey – Saray Mahallesi Dr. Adnan Büyükdeniz Cad. No.13 34768 Ümraniye – İstanbul		
Unilever Gida Sanayi ve Ticaret AŞ° (99.98)	TRY0.01	1
Unilever Sanayi Ve Ticaret Türk Aş° (99.98)	TRY0.01	1
Besan Besin Sanayi ve Ticaret AŞ (99.99)	TRY0.01	1
Dosan Konserve Sanayi ve Ticaret AŞ (99.64)	TRY0.01	1
Unilever Hizli Tuketim Urunleri Satis Pazarlama ve Ticaret Anonim Sirketi	TRY0.01	1
Turkey – İçerenköy Mahallesi, Topçu İbrahim Sokak, Quick Tower Sitesi, No:8-10D, Ataşehir, İstanbul		
Gronext Teknoloji Bilişim Ticaret A.Ş.	TRY1.00	1
Uganda – DFCU Towers, 5th Floor, Plot 26 Kyadondo Road, Industrial Area, P.O. Box 3515, Kampala		
Unilever Uganda Limited	UGX20.00	1
Ukraine – 04119, 27-T, Letter A, Dehtyarivska Str., Kyiv		
Unilever Ukraine LLC	UAH 1,151,329,851	13
United Arab Emirates – PO Box 17053, Jebel Ali, Dubai		
Severn Gulf FZCO[X] (50)	AED100,000.00	1
Unilever Gulf FZE	AED1,000,000.00	1
United Arab Emirates – Office No.1, Easa Saleh AlGurg Building, Bur Dubai – AlKarama, Dubai		
Unilever Binzagr Gulf General Trading LLC[X] (50)	AED1,000.00	1
Unilever General Trading LLC	AED1,000.00	1
United Arab Emirates – Warehouse No. 1.2, Dubai Industrial Park – Seeh Shwaib 2		
Unilever Home & Personal Care Products Manufacturing LLC[X] (49)	AED1,000.00	1
United States – 700 Sylvan Avenue, Englewood Cliffs, New Jersey 07632-3201		
Alberto-Culver Company	No Par Value	1
Alberto-Culver International, Inc.	USD1.00	1
Alberto-Culver (P.R.), Inc. (in liquidation)	No Par Value	1
Alberto-Culver USA, Inc.	No Par Value	1
BC Cadence Holdings, Inc.	USD0.01	1
Beautypedia, LLC		13
Ben & Jerry's Gift Card, LLC		13
Chesebrough-Pond's Manufacturing Company (in liquidation)	No Par Value	1
Conopco, Inc.	USD1.00	7
Kate Somerville Holdings, LLC		13

220 **Unilever** Annual Report and Accounts 2022 | **Financial Statements**

Kate Somerville Skincare LLC 13 The Laundress, LLC 13 Pantresse, Inc. USD120.00 1 Paula's Choice, LLC 13 Skin Health Experts, LLC 13 Kensington & Sons, LLC No Par Value 13 St. Ives Laboratories, Inc. USD0.01 1 Kirei Intermediate Holdings, LLC 13 TIGI Linea Corp No Par Value 1 Unilever AC Canada Holding, Inc. USD10.00 1 Unilever Bestfoods (Holdings) LLC 13 Unilever Capital Corporation USD1.00 1 Unilever North America Supply Chain Company, LLC 13 Unilever United States Foundation, Inc. 13 Unilever United States, Inc. USD0.3333 7 Unilever Ventures Advisory LLC 13 US Health & Wellbeing LLC No Par Value 13 United States- 1535 Beachey Pl Carson, CA 90746 Dermalogica, LLC 13 United States- 2121 Park Place, First Floor El Segundo, CA 90245 Murad LLC 13 United States – 1090 King Georges Post Road, Suite 505 Edison, NJ 08837 REN USA Inc. No Par Value 7 United States – 125 S Clark, Suite 2000, Chicago, IL 60603 Blueair Inc. No Par Value 1 United States – 2816 S. Kilbourne Avenue, Chicago IL 60624 Unilever Illinois Manufacturing, LLC 13 United States – 2900 W. Truman Boulevard, Jefferson City, MO 65109 Unilever Manufacturing (US), Inc. USD1.00 1 United States – 40 Merritt Boulevard, Trumbull, CT 06611 Unilever Trumbull Holdings, Inc. USD1.00 7 Unilever Trumbull Research Services, Inc. USD1.00 1 United States – 233 Bleecker Street, New York, 10014 Carapina LLC (in liquidation) 13 Grom Columbus LLC (in liquidation) 13 Grom Malibu LLC (in liquidation) 13 Hollywood LLC (in liquidation) 13 Spatula LLC (in liquidation) 13 United States – 60 Lake Street, Suite 3N, Burlington, VT 05401 Seventh Generation Canada, Inc. No Par Value 7 Seventh Generation, Inc. USD0.001 7 United States – 13335 Maxella Ave. Marina del Rey, CA 90292 Dollar Shave Club, Inc. USD0.001 13 Personal Care Marketing & Research Inc USD 1.00 7 United States – 2711 Centerville Road, Suite 400, Wilmington, Delaware Grom Franchising LLC (In Liquidation) 13 United States- 251 Little Falls Drive, Wilmington, DE 19808 Beautypedia, LLC 13 Paula's Choice Acquisitionco, Inc. USD0.01 7 Paula's Choice Holdings, Inc. USD0.01 7 Paula's Choice, Inc. USD0.001 22 United States – 55 East 59th Street, New York, 10022 Intuiskin Inc. No Par Value 1 United States – CTC 1209 Orange Street Wilmington, DE19801 Living Proof, Inc. USD0.01 1 Nature Delivered, Inc. USD0.01 7 Name of Undertaking Nominal Value Share Class Note Nirvana Holdco LLC 7 Nirvana Intermediate LLC 7 Nutraceutical Wellness, Inc. 7 The Uncovery, LLC 13 United States – 1241 Electric Avenue, Venice CA 90291 Kingdom Animalia, LLC 13 United States – 11 Ranick Drive South, Amityville, NY 11701 Sundial Brands, LLC 13 Madam C.J. Walker Enterprises, LLC 13 Nyakio, LLC 13 United States – 1169 Gorgas Avenue, Suite A, San Francisco CA 94129 Olly Public Benefit Corporation USD0.00001 7 United States – 208 Utah Street, Suite 300, San Francisco, CA, 94103 Tatcha, LLC 4 United States – 777 S Aviation Blvd, El Segundo, CA 90245 The LIV Group, Inc. No Par Value 13 United States – 4056 Del Rey Avenue, Marina Del Rey, CA 90292 SmartyPants, Inc. USD0.00001 7 United States – 1169 Gorgas Avenue, Suite A, San Francisco, CA 94129 Welly Health PBC USD0.00001 7 United States- 30 Community Drive, South Burlington, Vermont 05403 Ben & Jerry’s Franchising, Inc. USD1.00 7 Ben & Jerry’s Homemade, Inc. USD1.00 7 United States – 1675 South Street, Suite B, City of Dover, DE 19901 Onnit Academy, LLC 13 Onnit Labs, Inc. USD0.0001 7 United States- 8 The Green STE R, City of Dover, Kent County, Delaware, 19901 Brand Evangelists for Beauty Inc.∆ (80.30) GBP1.00 2 (100) GBP1.00 58 (100) GBP1.00 86 (66.47) GBP1.00 71 Uruguay – Camino Carrasco 5975, Montevideu Unilever Uruguay SCC S.A. UYU1.00 1 Uruguay- Luis Bonavita 1294, Montevideo Unilever America Latina S.A. UYU1.00 1 Venezuela – Edificio Torre Corp Banca, Piso 15, entre Avenidas Blandín y Los Chaguaramos, Urbanización La Castellana, Caracas Unilever Andina Venezuela S.A. Bs1.00 1 Vietnam – Lot A2-3, Tay Bac Cu Chi Industry Zone, Tan An Hoi Ward, Cu Chi District, Ho Chi Minh City Unilever Vietnam International Company Limited VND863,104,820,0 00.00 13 Vietnam – No.156, Nguyen Luong Bang Street, Tan Phu Ward, District 7, Ho Chi Minh City Unicorn Market Place Vietnam Company Limited VND4,600,000,000. 00 13 Zambia – Stand 2375, Corner Addis Ababa Drive & Great East Road, Show Grounds, Lusaka Unilever South East Africa Zambia Limited ZMK2.00 34 ZMK2.00 1 Zimbabwe – 2 Stirling Road, Workington, Harare Unilever – Zimbabwe (Pvt) Limited∆ ZWD0.002 1 SUBSIDIARY UNDERTAKINGS NOT INCLUDED IN THE CONSOLIDATION Austria – Rochusgasse 4, 5020, Salzburg NATURAL EVOLUTION GmbH EUR100.00 1 Australia – PO Box H237, Australia Square, NSW 1215 Brand Evangelists for Beauty Pty Ltd ∆ (80.30) 2 (100) 58 (100) 86 (66.47) 71 Name of Undertaking Nominal Value Share Class Note Group Companies Unilever Annual Report and Accounts 2022 | Financial Statements 221

Group Companies

Name of Undertaking	Nominal Value	Share Class Note
Brazil – Av Das Nacoes Unidas, 14261 4° Andar Ala B, Vila Gertrudes, Cep 04792-000, Sao Paulo		
Unileverprev Sociedade De Previdencia Privada		13
England and Wales – 100 Victoria Embankment, Blackfriars, London, EC4Y 0DY		
Uflexreward Limited	GBP0.001	35
England and Wales – 1 More London Place, London, SE1 2AF		
Unidis Twenty Six Limited (in liquidation)	GBP1.00	1
Lever Brothers Port Sunlight Limited (in liquidation)	GBP1.00	1
England and Wales – c/o TMF Group, 8th Floor, 20 Farringdon Street, London, EC4A 4AB		
Unilever Ventures General Partner Limited◊	GBP1.00	1
Haiti – Port-au-Prince		
Unilever Haiti S.A.	HTG500,000	56
India – Unilever House, B. D. Sawant Marg, Chakala, Andheri (E), Mumbai 400 099		
Bhavishya Alliance Child Nutrition Initiatives (61.90)	INR10.00	1
Hindustan Unilever Foundation (61.90)	INR10.00	1
India – Ground Floor, Plot No 57, Industrial Area Phase I, Chandigarh 160002		
Zywie Ventures Private Limited	INR10.00	
Jamaica – White Marl Street, Spanish Town, PO Box 809, Parish Saint Catherine		
Unilever Jamaica Limited	JMD1.00	1
Kenya – Commercial Street, P.O. BOX 40592-00100, Nairobi		
Union East African Trust Limited	KES20.00	1
Myanmar – Shwe Gon Daing (West) 5th Street, No. 196, Mimosa Tower, Shwe Gon Daing (West) Ward, Bahan Township, Yangon, Myanmar 11201		
Lever Brothers (Burma) Limited	MMK0.5	1
Scotland – c/o Brodies LLP, Capital Square 58 Morrison Street, Edinburgh, EH3 8BP		
Unilever Ventures (SLP) General Partner Limited◊	GBP1.00	1
United States – 13335 Maxella Ave. Marina del Rey, CA 90292		
DSC Distribution, Inc.		7
United States – 233 Bleecker Street, New York, 10014		
Grom WTC LLC		13
Grom Century City LLC		13
United States – c/o The Corporation Trust Company, Trust Center, 1209 Orange Street, Wilmington, Delaware, 19801. New Castle County		
Cocotier, Inc.	USD0.001	7
ASSOCIATED UNDERTAKINGS		
Australia – 33 Cremorne Street, Cremorne, VIC, 3121		
SNDR PTY LTDΔ◊ (72.98)	No Par Value	58
Australia – Unit 21B, Balnarring Shopping Centre, 3050 Frankston Flinders St, Balnarring, Victoria, 3926		
Straand Pty Ltd Δ◊	No Par Value	107
Bahrain – 161, Road 328, Block 358, Zinj, Manama		
Unilever Bahrain Co. W.L.L. (49)	BHD50.00	1
Brazil – Avenue Engenheiro Luiz Carlos Berrini, 105, 16° andar, Ed. Berrini One, Itaim Bibi, CEP 0471/001-00, City of São Paulo, State of São Paulo		
Gallo Brasil Distribuição e comércio Limitada (55)	BRL1.00	5
Canada – Suite 300-171 West Esplanade, North Vancouver, British Columbia Canada V7M 3K9		
A&W Root Beer Beverages Canada Inc ◊ (40)	No Par Value	38
Cyprus – 2 Marcou Dracou str., Engomi Industrial Estate, 2409 Nicosia		
Unilever PMT LimitedΔ (49)	EUR1.71	3
England and Wales – 100 Victoria Embankment, Blackfriars, London, EC4Y 0DY		
Uflexreward Holdings LimitedΔ (99.1)	GBP0.001	
England and Wales – Unit 1.8 & 1.9 The Shepherds Building, Charecroft Way, London, W14 0EE		
SCA Investments LimitedΔ◊ (15.61)	GBP0.001	40
(25.19)	GBP0.001	41
(3.65)	GBP0.001	42
England and Wales – 2nd Floor, 5 Jubilee Place, Chelsea, London, SW3 3TD		
Trinny London LimitedΔ◊ (54.88)	GBP0.01	43
(32.32)	GBP0.01	77
England and Wales – 127 North Milton Park, Abingdon, Oxfordshire OX14 4SA		
P2i LimitedΔ◊ (12.89)	GBP0.0001	1
(5.44)	GBP0.0001	44
(5.44)	GBP0.0001	46
(4.20)	GBP0.0001	52
(4.20)	GBP0.0001	50
(2.44)	GBP0.0001	102
(50)	GBP1.0000	80
England and Wales – Level 1 Brockbourne House, 77 Mount Ephraim, Tunbridge Wells, Kent, TN4 8BS		
Clean Beauty Co LtdΔ◊ (99.66)	GBP0.0001	97
(26.72)	GBP0.0001	58
England and Wales – C4 Lab Psc Building, Unilever R&D Port Sunlight, Quarry Road East, Bebington, Wirral, CH63 3JW		
Penhros Bio Limited◊ (50)	GBP1.00	1
England and Wales- C/O Bcs Windsor House, Station Court, Station Road, Great Shelford, Cambridge, Cambridgeshire, England, CB22 5NE		
VHSquared Limited◊ (in liquidation) (39.47)	GBP0.01	1
(1.79)	GBP0.01	44
(17.86)	GBP0.01	101
France – 13, avenue Morane Saulnier, 78140 Velizy Villacoublay		
Pegase S.A.S. (25)	EUR5,000.00	1
France – 7 rue Armand Peugeot, 92500 Rueil-Malmaison		
Relais D'or Centrale S.A.S. (49.99)	No Par Value	1
Germany – Beerbachstraße 19, 91183 Abenberg		
Hans Henglein & Sohn GmbH ◊ (50)	EUR100,000.00	1
Henglein & Co. Handels-und Beteiligungs GmbH & Co. KG◊ (50)		4
Henglein Geschäftsführungs GmbH◊ (50)	DEM50,000.00	1
Nürnberger Kloßteig NK GmbH & Co. KG◊ (50)		4
Germany – Beerbachstruße 37, 17153 Stavenhagen		
Henglein NRW GmbH◊ (50)	DEM250,000.00	1
Germany – Bad Bribaer Straße, 06647 Klosterhäseler		
Henglein GmbH◊ (50)	DEM50,000.00	1
India – 1st & 2nd Floor, Kagalwala House, Plot No. 175, CST Road, Kalina, Bandra Kurla, Santacruz East Mumbai, Mumbai 400098		
Peel-Works Private LimitedΔ◊ (48.15)	INR30.00	63
(16.67)	INR30.00	70
(14.65)	INR30.00	32
India – 1st Floor Lodha, i-Think Techno Campus, A Wing, Chirak Nagar, Thane. MH 400607		
Pureplay Skin Sciences (India) Private LimitedΔ◊ (0.1)	INR10.00	75
(100)	INR100.00	73
(100)	INR100.00	64
(6.54)	INR100.00	65
(8.75)	INR100.00	106
India – 55 2nd Floor Community Centre, East of Kailash, New Delhi, East Delhi, DL 110065		
Convosight Analytics Private LimitedΔ◊ (17.96)	INR10.00	73

222

Unilever Annual Report and Accounts 2022 | Financial Statements

Group Companies

Name of Undertaking	Nominal Value	Share Class Note
(100.00)	INR1.00	99
(11.11)	INR 10.00	64
India – S-2 Plot no. 21, Kartarpura Industrial Area, 22 Godam, Jaipur, RJ 302006		
Uprising Science Private LimitedΔ◊ (2.30)	INR10.00	75
(27.27)	INR100.00	73
India – Lotus Grandeur, Captain Sawant Marg, Shastri Nagar, Jogeshwari West, Mumbai, Maarashtra, 400102		
Scentials Beautycare & Wellness LtdΔ◊ (63.43)		73
(0.10)		75
Indonesia – Jalan Srengseng Raya Nomor 55A, Rukun Tetangga 001, Rukun Warga 002, Kelurahan Srengseng, Kecamatan Kembangan, Jakarta Barat 11630, Provinsi Daerah Khusus Ibukota		
PT Anugrah Mutu Bersama◊ (40)	IDR1,000,000.00	1
Iran – Second floor, No. 23, Corner of 3rd Street, Zagros Street, Argentina Square, Tehran		
Unilever-Golestan Foods (Private Joint Stock Company)(50.66)	IRR1,000,000.00	1
Ireland – 70 Sir John Rogersons Quay, Dublin 2		
Pepsi Lipton International LimitedΔ	EUR1.00	52
	EUR1.00	53
	EUR1.00	54
	EUR1.00	55
Israel – Kochav Yokneam Building, 4th Floor, P.O. Box 14, Yokneam Illit 20692		
IB Ventures LimitedΔ (99.74)	ILS1.00	14
Japan – #308, 5-4-1, Minami Azabu, Tokyo		
Grom Japan K.K.◊ (34) (in liquidation)	JPY50,000.00	1
Luxembourg – 5 Heienhaff, L-1736 Senningerberg		
Helpling Group Holding S.à r.l.Δ◊ (98.57)	EUR1.00	60
(2.34)	EUR1.00	33
Mauritius – c/o Apex Fund Services (Mauritius) Ltd, 4th Floor, 19 Bank Street, Cyber City, Ebene 72201		
Capvent Asia Consumer Fund LimitedΔ (40.41)	USD0.01	78
Oman – PO Box 1711, Ruwi, Postal code 112		
Towell Unilever LLC (49)	OMR10.00	1
Philippines – 11th Avenue corner 39th Street, Bonifacio Triangle, Bonifacio Global City, Taguig City, M.M		
Sto Tomas Paco Land CorpΔ◊ (40)	PHP1.00	7
(40)	PHP10.00	46
(40)	PHP20.00	44
Cavite Horizons Land, Inc.◊ (35.10)	PHP1.00	7
	PHP10,000.00	14
Philippines – Manggahan Light Industrial Compound, A. Rodriguez Avenue, Bo. Manggahan, Pasig City		
WS Holdings Inc.Δ◊	PHP1.00	29
	PHP1.00	103
Selecta Walls Land CorpΔ◊	PHP10.00	29
Portugal – Largo Monterroio Mascarenhas, 1,1099-081 Lisboa		
Fima Ola – Produtos Alimentares, S.A. (55)	EUR4,125,000	1
Gallo Worldwide, Limitada (55)	EUR550,000	5
Grop – Gelado Retail Operation Portugal, Unipessoal, Limitada (55)	EUR27,500	5
Transportadora Central do Infante, Limitada (54)	EUR27,000	1
Unilever Fima, Limitada (55)	EUR14,462,336.00	5
Victor Guedes – Industria e Comercio, S.A. (55)	EUR275,000	1
Fima Dressings Unipessoal, Limitada (55)	EUR27,500	5
Saudi Arabia – PO Box 22800, Jeddah 21416		
Binzagr Unilever Distribution Company Limited (49)	SAR1,000.00	1

Name of Undertaking	Nominal Value	Share Class Note
Singapore – 3 Phillip Street, #14-05 Royal Group Building,, 048693		
YOU Private LimitedΔ◊ (33.33)		76
(33.56)		45
Singapore – 20A Tanjong Pagar Road, 088443		
ESQAΔ◊ (60)		73
Sweden – Sturegatan 38, Stockholm, 11436		
SachaJuan Haircare ABΔ◊ (69.5)	SEK1.00	9
United Arab Emirates – P.O. Box 49, Dubai		
Al Gurg Unilever LLC (49)	AED1,000.00	1
United Arab Emirates – Po Box 49, Abu Dhabi		
Thani Murshid Unilever LLC (49)	AED1,000.00	1
United States – c/o Registered Agents Solutions, Inc., 838 Walker Road Suite 21-2, Dover, Kent, DE, 19904		
Beauty Bakerie Cosmetics Brand Inc.Δ◊ (50.05)	USD0.001	43
(16.24)	USD0.001	71
(24.88)	USD0.001	93
United States – c/o Resident Agents Inc. 8 The Green, STE R, Dover, Kent, Delaware, 19901		
Discuss.io Inc.◊ (7.79)	USD0.0001	7
(16.78)	USD0.0001	55
(50.53)	USD0.0001	58
United States – 700 Sylvan Avenue, Englewood Cliffs, New Jersey 07632-3201		
Pepsi Lipton Tea Partnership (50)		4
Food Service Direct Logistics, LLC (40)		13
(17.83)	USD0.0001	55
(17.83)	USD0.0001	58
United States – c/o The Company Corporation, 251 Little Falls Drive, Wilmington, DE, New Castle 19808		
Equilibria, IncΔ◊ (20.00)	USD0.00001	98
FabFitFun Inc. Δ◊ (68.18)	USD0.001	6
(7.48)	USD0.001	100
True Botanicals, IncΔ◊ (3.75)	USD0.0001	37
(41.97)	USD0.0001	81
(14.62)	USD0.0001	82
(29.07)	USD0.0001	83
(16.63)	USD0.0001	49
Yati Inc.Δ◊ (4.00)	USD0.00001	62
(100.00)	USD0.00001	47
Perelel, Inc. Δ◊(75)	USD 0.00001	97
United States – c/o Cogency Global Inc, 850 New Burton Road, in the City of Dover, County of Kent, Delaware		
Volition Beauty IncΔ◊ (66.44)	USD0.0001	44
United States – c/o The Corporation Trust Company, Trust Center, 1209 Orange Street, Wilmington, Delaware, 19801. New Castle County		
Koco Life LLCΔ◊(26.19)		32
(41.15)		108
New Voices Fund LP◊ (32.90)		4
Keli Network, Inc.Δ◊ (28.24)	USD0.0001	88
United States – c/o A registered agent, Inc, 8 The Green, Ste A, Dover, Kent, DE, 19901		
Clean Beauty for All, Inc.Δ◊ (22.09)	USD0.0001	62
(41.99)	USD0.0001	95
(62.35)	USD0.0001	51
(67.85)	USD0.0001	96
United States – c/o United Corporate Services, Inc., 874 Walker Road, Suite C, Dover, DE, 19904		
UOMA Beauty Inc.Δ◊ (25)		62
(70.96)		95
(49.88)		51

Unilever Annual Report and Accounts 2022 | **Financial Statements** 223

Notes: 1: Ordinary, 2: Ordinary-A, 3: Ordinary-B, 4: Partnership, 5: Quotas, 6: Class-A Common, 7: Common, 8: Class A, 9: Class B, 10: Class C, 11: Class II Common, 12: Class III Common, 13: Membership Interest, 14: Preference, 15: Redeemable Preference, 16: Limited by Guarantee, 17: C Ordinary Shares, 18: Viscountcy, 19: B3 Ordinary, 20: Series C-1 Pref, 21: Ordinary-C, 22: Preferred, 23: Redeemable Preference Class A, 24: Redeemable Preference Class B, 25: Special, 26: Cumulative Preference, 27: 5% Cumulative Preference, 28: Non-Voting Ordinary B, 29: Common B, 30: Management, 31: Dormant, 32: Series C1 Preference, 33: Series D-2, 34: Cumulative Redeemable Preference, 35: A- Ordinary, 36: Preferred Ordinary, 37: Com, 38: Class Common-B, 39: Series A Participating Preference, 40: H-Ordinary, 41: I-Ordinary, 42: J-Ordinary, 43: Series A Preferred Convertible, 44: A Preferred, 45: Series B1 CPPS, 46: B Preferred, 47: Series A-5 , 48: Series C-2 Preferred, 49: A-4 Com, 50: D Preferred, 51: Series A-3 Preferred, 52: C Preferred, 53: E Ordinary, 54: G Preferred, 55: Series Seed, 56: Nominal, 57: Preferred A, 58: Series A Preferred, 59: Series Seed-2 Preferred, 60: Series C-2, 61: Series D, 62: Series A1 Preferred, 63: Series B-2 Preference, 64: Pre Series B CPPS, 65: Series B CPPS, 66: Series C1 CPPS, 67: Series C2, 68: Office Holders, 69: Security, 70: Series B-3 Preference, 71: Series B Preferred, 72: Series Seed B CPPS, 73: Series A CPPS, 74: Series A2 CPPS, 75: Equity, 76: Series B CPPS, 77: Series B Preferred Convertible, 78: Class A Redeemable Non Voting Ordinary, 79: B Ordinary, 80: N Ordinary, 81: A-1 Com, 82: A-2 Com, 83: A-3 Com, 84: Series A EIS, 85: Series A Convertible Preferred, 86: Series A2 Preferred, 87: Not in use, 88: Series C Preferred, 89: Series A1 CPPS, 90: D1 Preferred, 91: Series E, 92: Series C-2 Pref, 93: Series B-1 Preferred, 94: Series B-2 Preferred, 95: Series A-2 Preferred, 96: Series A-4 Preferred, 97: Preferred Seed, 98: Seed-3 Preferred, 99: INR 1 Series A Common,100: Series A Preferred Stock, 101: Ordinary Preferred, 102: E Preferred, 103: Common A, 104: Series D-5 Preferred, 105: Series D-6 Preferred, 106: Series C CPPS, 107:Series Seed Convertible Preferred, 108: Series C-E Preferred O Indicates an undertaking directly held by PLC. All other undertakings are indirectly held. In the case of Hindustan Unilever Limited 47.43% is directly held and the remainder of 14.47% is indirectly held. In the case of Unilever Kenya Limited 39.13% is directly held and the remainder of 60.87% is indirectly held. In the case of Unilever Sri Lanka Limited 18.32% is directly held and the remainder of 81.68% is indirectly held. In the case of Mixhold B.V. 27.71% is directly held and the remainder of 72.29% is indirectly held. In the cases of each of Unilever Gida Sarayi ve Ticaret A.Ş. and Unilever Sarayi ve Ticaret Turk A.Ş. a fractional amount is directly held and the remainder is indirectly held. In the case of Mixhold B.V., 55.37% of the ordinary – A shares are directly held, the remainder of 44.63% are indirectly held and the other share classes are indirectly held. † Shares the undertaking holds in itself. Δ Denotes an undertaking where other classes of shares are held by a third party. X Binzagr Unilever Limited, Severn Gulf FZCO, Unilever Binzagr Gulf General Trading LLC, Unilever Home and Personal Care Products Manufacturing LLC and UTIC Distribution S.A. are subsidiary undertakings pursuant to section 1162(2)(b) Companies Act 2006. The Unilever Group is entitled to 50% of the profits made by Binzagr Unilever Limited, Severn Gulf FZCO and Unilever Binzagr Gulf General Trading LLC. The Unilever Group is entitled to 80% of the profits made by Unilever Home and Personal Care Products Manufacturing LLC . ◊ Accounted for as non-current investments within non-current financial assets. ∞ Exemption pursuant to Regulation 7 of the Partnership (Accounts) Regulations 2008. In addition, we have revenues either from our own operations or otherwise in the following locations: Afghanistan, Aland Islands, Albania, Americas, Andorra, Angola, Anguilla, Antigua, Armenia, Aruba, Azerbaijan, Bahamas, Barbados, Barbuda, Belarus, Belize, Benin, Bhutan, Bonaire, Sint Eustatius & Saba, Bosnia and Herzegovina, Botswana, British Virgin Islands, Brunei Darussalam, Burkina Faso, Burundi, Cameroon, Cape Verde, Cayman Islands, Central African Republic, Chad, Christmas Island, Cocas (Keeling) Islands,Comoros, Congo, Cook Islands, Curacao, Democratic Republic of Congo, Dominica, Equatorial Guinea, Eritrea, Faroe Islands, Federated States of Micronesia, Fiji, French Guiana, French Polynesia, Gabon, Gambia, Georgia, Gibraltar, Greenland, Grenada, Guam, Guinea, Guinea-Bissau, Guyana, Herd Island and McDonalds Islands, Iceland, Iraq, Kiribati, Kosovo, Kuwait, Kyrgyzstan, Lesotho, Liberia, Libya, Liechtenstein, Luxembourg, Macao, Macedonia, Madagascar, Maldives, Mali, Malta, Marshall Islands, Martinique, Mauritius, Monaco, Mongolia, Montenegro, Montserrat, Namibia, Nauru, New Caledonia, Niue, Norfolk Island, Palau, Papua New Guinea, Saint Kitts and Nevis, Saint Lucia, Saint Maarten, Saint Vincent and the Grenadines, Samoa, San Marino, Senegal, Seychelles, Sierra Leone, Slovenia, Solomon Islands, Somalia, Sudan, Suriname, Swaziland, Tajikistan, Timor Leste, Togo, Tokelau, Tonga, Turkmenistan, Tuvalu, Uzbekistan, Vanuatu and Yemen. The Unilever Group has established branches in Azerbaijan, Belarus, Bosnia-Herzegovina, Cote d’Ivoire, Cuba, Jordan, Kazakhstan, Lebanon, Northern Ireland, the Philippines, Saudi Arabia, Turkey, UAE and the UK. Group Companies 224 Unilever Annual Report and Accounts 2022 | Financial Statements